UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) May 9, 2005

Cognex Corporation

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts

(State or Other Jurisdiction of Incorporation)

000-17869	04-2713778

(Commission File Number)	(IRS Employer Identification No.)

One Vision Drive, Natick, Massachusetts	01760-2059

(Address of Principal Executive Offices)	(Zip Code)

(508) 650-3000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1 CONSENT OF ERNST & YOUNG LLP
EX-99.1 FINANCIAL STATEMENTS OF DVT CORPORATION
EX-99.2 UNAUDITED PRO FORMA FINANCIALS OF COGNEX CORPORATION

     This Form 8-K/A amends the Current Report on Form 8-K filed on May 11, 2005 solely to include Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information. Unaffected Items have not been repeated in this amendment.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The required financial statements of DVT Corporation are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information.

The required pro forma financial information is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

(c) Exhibits.

Exhibit No.	Description

3.1*	Agreement and Plan of Merger, dated May 9, 2005, by and among Cognex Corporation, Tango Acquisition Corp. and DVT Corporation (excluding schedules and exhibits, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request)

23.1	Consent of Ernst & Young LLP

99.1	Unaudited Balance Sheet of DVT Corporation as of March 31, 2005 and the Related Statements of Income and Cash Flows for the three months ended March 31, 2005 and 2004 and the Audited Balance Sheet of DVT Corporation as of December 31, 2004 and the Related Statements of Income, Shareholders’ Equity and Cash Flows for the year then ended

99.2	Unaudited Pro Forma Balance Sheet of Cognex Corporation as of April 3, 2005 and the Unaudited Pro Forma Statements of Income for the three months ended April 3, 2005 and the year ended December 31, 2004

* Previously filed with the Current Report on Form 8-K filed on May 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COGNEX CORPORATION

Dated: July 20, 2005	By:	/s/ Richard A. Morin
		Name:	Richard A. Morin
		Title:	Senior Vice President of Finance,
Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

3.1*	Agreement and Plan of Merger, dated May 9, 2005, by and among Cognex Corporation, Tango Acquisition Corp. and DVT Corporation (excluding schedules and exhibits, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request)

23.1	Consent of Ernst & Young LLP

99.1	Unaudited Balance Sheet of DVT Corporation as of March 31, 2005 and the Related Statements of Income and Cash Flows for the three months ended March 31, 2005 and 2004 and the Audited Balance Sheet of DVT Corporation as of December 31, 2004 and the Related Statements of Income, Shareholders’ Equity and Cash Flows for the year then ended

99.2	Unaudited Pro Forma Balance Sheet of Cognex Corporation as of April 3, 2005 and the Unaudited Pro Forma Statements of Income for the three months ended April 3, 2005 and the year ended December 31, 2004

* Previously filed with the Current Report on Form 8-K filed on May 11, 2005.